Exhibit (g)(2)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

THE BANK OF NEW YORK MELLON

(formerly The Bank of New York)

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF March 5, 2014

Trust	Fund	Effective
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2005 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2010 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2015 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2020 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2025 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2030 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2035 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2040 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom Income Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Four-in-One Index Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2000 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2005 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2010 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2015 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2020 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2025 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2030 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2035 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2040 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom Income Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Floating Rate High Income Fund	June 29, 2007
Fidelity Advisor Series I	Fidelity Advisor High Income Advantage Fund	June 29, 2007
Fidelity Advisor Series I	Fidelity Advisor High Income Fund	June 29, 2007
Fidelity Advisor Series II	Fidelity Advisor Limited Term Bond Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Real Estate High Income Fund	June 29, 2007
Fidelity Advisor Series II	Fidelity Advisor Mortgage Securities Fund	January 1, 2007
Fidelity Advisor Series II	Fidelity Advisor Short Fixed-Income Fund	January 1, 2007
Fidelity Advisor Series IV	Fidelity Limited Term Government Fund	January 1, 2007
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2005 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2010 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2015 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2020 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2025 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2030 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2035 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2040 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2045 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2050 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2055 Fund	December 17, 2012
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager Income Fund	December 17, 2012
Fidelity Central Investment Portfolios II LLC	Fidelity Corporate Bond 1-10 Year Central Fund	June 29, 2007
Fidelity Colchester Street Trust	Government Portfolio	January 1, 2007
Fidelity Colchester Street Trust	Money Market Portfolio	January 1, 2007
Fidelity Colchester Street Trust	Prime Money Market Portfolio	January 1, 2007
Fidelity Colchester Street Trust	Treasury Only Portfolio	January 1, 2007
Fidelity Colchester Street Trust	Treasury Portfolio	January 1, 2007
Fidelity Hereford Street Trust	Treasury Money Market Fund	June 26, 2013
Fidelity Income Fund	Fidelity GNMA Fund	January 1, 2007
Fidelity Income Fund	Fidelity Government Income Fund	January 1, 2007
Fidelity Income Fund	Fidelity Intermediate Government Income Fund	January 1, 2007
Fidelity Newbury Street Trust	Government Fund	June 26, 2013
Fidelity Newbury Street Trust	Prime Fund	January 1, 2007
Fidelity Newbury Street Trust	Treasury Fund	January 1, 2007
Fidelity Phillips Street Trust	Fidelity Cash Reserves	January 1, 2007
Fidelity Salem Street Trust	Fidelity Global Strategies Fund	October 28, 2007
Fidelity Salem Street Trust	Fidelity Intermediate Bond Fund	June 29, 2007
Fidelity Salem Street Trust	Fidelity Series Investment Grade Bond Fund	October 5, 2008
Fidelity Salem Street Trust	Fidelity Short-Term Bond Fund	January 1, 2007
Fidelity Salem Street Trust	Money Market Portfolio	June 29, 2007
Fidelity Salem Street Trust	Spartan Intermediate Treasury Bond Index Fund	June 29, 2007
Fidelity Salem Street Trust	Spartan Long-Term Treasury Bond Index Fund	June 29, 2007
Fidelity Salem Street Trust	Spartan Short-Term Treasury Bond Index Fund	June 29, 2007
Fidelity Salem Street Trust	Spartan U.S. Bond Index Fund	June 29, 2007
Fidelity Summer Street Trust	Fidelity Capital & Income Fund	January 1, 2007
Fidelity Summer Street Trust	Fidelity High Income Fund	June 29, 2007
Fidelity Summer Street Trust	Fidelity Series Floating Rate High Income Fund	October 20, 2011
Fidelity Summer Street Trust	Fidelity Short Duration High Income Fund	October 28, 2013
Variable Insurance Products Fund	High Income Portfolio	January 1, 2007
Variable Insurance Products Fund V	Investment Grade Bond Portfolio	June 29, 2007
Variable Insurance Products Fund V	Money Market Portfolio	June 29, 2007
Variable Insurance Products Fund V	FundsManager 20% Portfolio	June 29, 2007
Variable Insurance Products Fund V	FundsManager 50% Portfolio	June 29, 2007
Variable Insurance Products Fund V	FundsManager 60% Portfolio	August 19, 2007
Variable Insurance Products Fund V	FundsManager 70% Portfolio	June 29, 2007
Variable Insurance Products Fund V	FundsManager 85% Portfolio	June 29, 2007
Variable Insurance Products Fund V	Target Volatility Portfolio	February 12, 2013

Notes:

Reorganization of Fidelity Oxford Street Trust: Fidelity Four-in-One Index Fund into Fidelity Aberdeen Street Trust: Fidelity Four-in-One Index Fund effective April 29, 2013.

Each of the Investment Companies Listed on Appendix "A" Attached Hereto,

on Behalf of each of Their Respective Portfolios

By:__/s/ Adrien Deberghes_____________________

Name: Adrien Deberghes

Title: Deputy Treasurer - Equity and High Income Funds

Assistant Treasurer - Fixed Income and Asset Allocation Funds

The Bank of New York Mellon

By:_/s/ James W. Burns, Jr.____________________

Name: James W. Burns, Jr.

Title: Vice President